UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-10571

BLUE CHIP INVESTOR FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Address of principal executive offices) (Zip code)

Ross C. Provence
1939 Friendship Drive, Suite C, El Cajon, CA 92020
(Name and address of agent for service)

Registrant’s telephone number, including area code: (619) 588-9700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2020

Item 1. Report to Stockholders.

BLUE CHIP INVESTOR FUND

ANNUAL REPORT
December 31, 2020

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermedi-
ary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the
Fund or your financial intermediary electronically by calling or sending an email request. You may elect to receive all future reports in paper, free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by calling or sending an email request. Your election to receive reports in paper will apply to all funds held with the fund complex/your financial intermediary.

Blue Chip Investor Fund
Annual Report
December 31, 2020

Dear Shareholders,

Blue Chip Investor Fund (the “Fund”) decreased 0.3% in 2020, versus an increase of 18.4% for the S&P 500 Index. Our trailing five-year and ten-year annualized returns are 7.5% and 8.7%, respectively. These results compare to 15.2% and 13.9% for the S&P 500.

The Index finished the year in positive territory, but it was one of the most volatile years in history. The S&P 500 reached a new all-time high on February 19th but then abruptly fell 34% within five weeks (on March 23rd), as the novel coronavirus swept the globe. This was one of the fastest-ever “bear market” drops (a market decline of 20% or more from the previous high), and it included the third-largest daily percentage loss ever, a 12% plunge on March 16th.

It takes a great deal of fortitude to ride out such a volatile period, and we’re pleased that the majority of shareholders continued to hold (or increase) their stakes in the Fund during this difficult time. One of the greatest advantages a money manager can enjoy is a philosophically aligned client base, which helps the manager to consistently execute its investment strategy.

While our value-oriented approach is most definitely out of favor today (and has been for some time now), we’ve been through similar periods in the past. As long as the companies in our portfolio continue to execute and grow, we believe that success will ultimately be reflected in their share prices. Currently, however, our portfolio holdings continue to trade at stubbornly low prices in relation to our estimates of fair value (i.e., the discounted present value of future free cashflow).

PORTFOLIO ACTIVITY

We initially misjudged the severity of the pandemic. Our original opinion was that COVID-19 would be similar to previous outbreaks, such as H2N2 (1957), SARS (2002), H1N1 (2009), MERS (2012), and Ebola (multiple cases): Apart from the human tragedy, we believed it would spread rapidly but be quickly contained, negligibly impacting the global economy.

With this frame of mind, we bought several new stocks in late February—Advanced Auto Parts (AAP), Hyatt (H), and Oshkosh (OSK)—after share prices first started to drop. Of course, the virus turned out to be much worse than we initially imagined and, in hindsight, our purchases of Advanced Auto and Oshkosh were premature (though both now sell at prices well above our cost), while buying Hyatt was an outright mistake.

Later in the year, we also purchased Markel (MKL), Quest Diagnostics (DGX) and Restaurant Brands International (QSR), which we explain in greater detail below, and added to our position in Cimpress (CMPR).

On the sell side, the Fund completely exited American Express (AXP), Hyatt (H), Prosus (PROSY), and T. Rowe Price (TROW), and we trimmed our positions in CarMax (KMX), FedEx (FDX) and Berkshire Hathaway (BRK/B).

The Fund’s portfolio turnover in 2020 was approximately 22%, suggesting an average holding period of five years. This level of portfolio activity (or perhaps inactivity) is consistent with our long-term investment approach.

INVESTMENT STRATEGY

For the benefit of new shareholders, we typically dedicate a portion of this letter to a recap of our investment strategy. (Longtime investors can skip to the next section.)

The Fund buys and sells stocks with a business-owner mentality, viewing each purchase as if we were buying the entire business and keeping the management team in place. We recognize that, over time, the degree to which shareholders prosper will depend upon actual business results.

Generally speaking, the companies we pursue operate easy-to-understand businesses (with relatively predictable futures) in mature industries featuring slow rates of change. They also sell products or services likely to remain in high demand for decades. Furthermore, we seek to own companies that possess a “durable competitive advantage”, which can help safeguard the favorable economics of the business over the long run. We desire companies that are shrewdly operated and shareholder-friendly. We like to partner with deeply experienced management

2020 Annual Report 1

teams that have a sizeable ownership stake in the business. We’ve found that this better aligns their interests with ours, often leading to greater returns.

We neither buy nor sell stocks according to macroeconomic or political forecasts. We believe that market timing (trying to predict the near-term movement of stock prices) is worthless. Instead, our efforts center on analyzing and valuing businesses, as well as carefully expanding our “circle of competence”—i.e., broadening our investment insights and overall knowledge base—so we’re better able to identify potential opportunities and avoid possible pitfalls in the future.

The Fund maintains a fairly concentrated portfolio. At year-end, it owned 17 stocks, with 57% of assets invested in the top five holdings—Berkshire Hathaway (33%), Brookfield Asset Management (8%), LKQ (6%), Alphabet (5%) and CarMax (5%).

The stocks we purchased last year were typical of our investment strategy:

Advanced Auto Parts (AAP) – 4% of Assets

For several decades, the Fund has closely followed and occasionally owned shares of the major auto parts retailers. It’s a category that we find appealing, given a) the large, highly fragmented nature of the industry, b) the obvious dominance of leading national firms over smaller local competitors, and c) the exceedingly favorable economics of the business, primarily its high-return, recession-resistant cashflow.

Perhaps most important, we believe this is one of the very few retail segments that holds up well against online rivals, such as Amazon. When you need a breakdown-or-maintenance-related auto part (e.g., a battery, belts and hoses or engine fluids), you often a) need it immediately rather than “soon” and b) require a high level of customer service. Neither of these needs can easily be met by internet-only retailers.

As for why we bought Advance Auto Parts over its peers, there are several reasons. We believe the firm has a significant opportunity to expand its operating margin, which for years has been less than half of its closest competitors, AutoZone and O’Reilly. If the firm is able to narrow this gap—and it’s already making real progress—AAP’s earnings should benefit substantially.

Besides having greater upside earnings potential while trading at a lower valuation than its peers, Advanced Auto Parts maintains a debt-free balance sheet (net of cash) and has a history of consistently buying back its own shares.

We purchased AAP at $138.04.

Markel (MKL) – 3% of Assets

As part of our research process, we have narrowed down the investment universe to around 150 companies that we believe are genuinely extraordinary and that we’re capable of not just thoroughly understanding but accurately valuing. We regularly add and subtract companies from the list based on business developments as well as our ongoing research. The result is that the Fund has often ended up owning, then selling, the same stocks or the shares of close competitors multiple times over the years.

For example, while the Fund had never before owned Advanced Auto Parts, it had on several occasions profitably bought and sold AutoZone. Our buying of Markel is consistent with this construct.

For those unfamiliar with the company, Markel is a leading insurer, specializing in covering atypical risks ranging from classic cars and racehorses to summer camps and personal trainers. The firm also owns a diversified group of industrial and service companies and maintains a large investment portfolio heavily allocated to equities.

We had previously bought MKL stock in April 2014 at $615.07 and later sold for $895.31 in November 2015, a gain of 46%. This holding period of roughly 1.5 years is a bit shorter than usual for the Fund, but the shares quickly appreciated to a level that seemed to approximate fair value—1.6x book value—so we moved on.

In the five years since our sale, Markel has grown its per-share book value approximately 50% (and arguably grew its per-share intrinsic value by even more), yet its stock price has only increased 11%. Accordingly, we were happy to once again acquire MKL in late 2020 at $997.90, less than 1.2x our estimate of year-end book value, as ongoing concerns regarding the pandemic and global economy weighed on the stock.

2020 Annual Report 2

Since Markel took several meaningful but manageable charges in 2020 related to the virus, we feel that the company is well-reserved against future COVID-related claims. What’s more, for the first time in nearly two decades our research indicates that the insurance industry as a whole is entering a “hard market”, with the price of coverage across various categories and geographies on the rise. This bodes well for the firm’s near-term and long-term prospects.

We think Markel can compound its fair value at a 10%-to-12% rate for the foreseeable future. Based on our entry price, we believe shareholders will benefit: 1) as the intrinsic value of MKL grows, and 2) as the discount-to-fair-value ratio narrows.

Oshkosh (OSK) – 3% of Assets

Oshkosh manufactures a variety of specialty vehicles, such as military trucks, access equipment (aerial work platforms), concrete mixers, fire trucks and trash collectors. The firm mostly sells its vehicles in North America and dominates essentially all of its product categories.

Oshkosh’s largest business segment—Access Equipment, which includes JLG—is widely recognized for product superiority, a hard-earned reputation that’s been developed for over half a century. Because aerial work platforms expose workers to extreme dangers, customers aren’t interested in cheap alternatives. They want the best. As a result, the industry is a natural duopoly, with two players (JLG and Genie) controlling 75% of the market. This business is cyclical, but “through the cycle” economics are sufficiently attractive that it appears unlikely we paid a high multiple of earnings for our shares.

We purchased OSK at $76.94. This equated to 9x adjusted earnings for 2019 and around 15x this year’s depressed figure, which we deem reasonable. The firm is well-run, conservatively financed (minimal debt) and virtually certain to remain a prominent company for decades to come.

In fact, while Oshkosh operates several excellent business units, the one with perhaps the most potential (and the one we’re most excited about) is the defense business. In 2015, OSK won the contract for the Humvee replacement, known as the “JLTV” (Joint Light Tactical Vehicle). Consider: There are now roughly 240,000 Humvees that will eventually be retired and replaced. And each JLTV costs around $395,000. Not only does the first phase of the contract call for delivery of 17,000 vehicles through 2024 for approximately $6.7B, but we expect additional orders to follow from both the U.S. and abroad.

Quest Diagnostics (DGX) – 2% of Assets

Quest operates the nation’s largest independent network of clinical laboratory facilities, providing medical lab tests for one in three U.S. adults each year. Given that the company provides an absolutely essential service, it enjoys stable demand and generates dependable earnings.

Better still, Quest benefits from a “virtuous cycle” that simultaneously helps drive growth and reinforce the firm’s dominant competitive position. Routine diagnostic testing (blood-cell counts, urinalysis, allergy tests, etc.) is a commodity service, so low-cost players such as Quest win the most business, get bigger, enjoy further economies of scale, offer lower prices and subsequently win even more business, thereby repeating the cycle.

Quest now controls approximately 24% of the independent clinical-lab market, while LabCorp—another company we’ve owned in the past—controls 22%. The rest of the field is fragmented, comprised of regional labs lacking the same scale as national players (Quest and LabCorp) and therefore gradually losing marketshare over the years. Besides spurring long-term organic growth for the leaders, this dynamic creates numerous acquisition opportunities, and Quest regularly buys out smaller competitors.

Quest’s earnings declined in the first half of 2020, as shelter-in-place orders materially reduced testing volumes. However, our investment thesis was rooted in the belief that the firm’s earnings would sharply rebound in the second half of the year, reflecting a recovery in routine tests plus a significant rise in COVID-19-related testing.

Quest has already exceeded our lofty expectations. In Q3, the firm’s revenues were up 43% and adjusted earnings-per-share grew 145%, as volumes and prices increased 17% and 20%, respectively. We project similar results in Q4 2020 and think Quest can earn around $10.50 in full-year 2021. A decent portion of those earnings will come from COVID-19 testing, so if the virus is eradicated earlier than expected, earnings will be lower than we projected. Nevertheless, we welcome that scenario, which would benefit society and the economy.

Quest is a durable, growing business that dominates a fundamentally attractive industry. We believe the company is worth much more than the $126.31 we paid for our shares.

2020 Annual Report 3

Restaurant Brands International (QSR) – 4% of Assets

We’ve long sought to acquire stock in a leading quick-service restaurant company, particularly one that franchises locations. These businesses tend to provide investors with highly recurring revenues, substantial cashflows and capital-light growth.

Because we’re not alone in seeking these obviously favorable characteristics, we struggled to find shares of a mature and dominant fast-food franchise selling at a reasonable price. But our search ended when the pandemic caused restaurant stocks to sell off indiscriminately.

Restaurant Brands is one of the world’s largest quick-service restaurant companies, with a total of more than 27,000 locations in over 100 countries. The firm owns three iconic brands: Burger King, Tim Hortons and Popeyes Louisiana Kitchen, with nearly 100% of the stores owned and operated by franchisees.

Like so many restaurants, the firm experienced dramatically slowing business in the first part of 2020, as school closures and work-from-home mandates disrupted sales. But restaurants that, like QSR, offer drive-thru services proved to be very resilient and revenues have largely recovered from the March/April lows.

Restaurant Brands is 32%-owned-and-managed by 3G Capital, the Brazilian private equity firm that also runs Kraft Heinz and Anheuser Busch. Since taking control of the company in late 2010, management has delivered impressive results, growing per-share free cashflow at a 35% rate compounded annually.

While we don’t necessarily expect those same rates going forward, we still think the firm can achieve double-digit annualized growth well into the next decade. Management is doing its part by pursuing a remarkably ambitious goal: reaching a total store count of 40,000 within a decade or less.

We purchased QSR at $55.74, approximately 18x last year’s free cashflow. We believe this is a very attractive entry point: a valuation below its historical average and far under that of its peers. High-quality, franchise-based restaurants generally trade at far higher multiples, since they possess the exceptional economics highlighted above and can grow over the long term without requiring any additional capital. This annuity-like growth profile is extremely valuable.

OUTLOOK

As usual, we make no near-term stock market predictions. (Who could have predicted the events of 2020?) However, we note that, in any given one-year period since 1945, stocks have risen 79% of the time. And the further into the future you look, the greater are the odds that stock prices will be higher. Imagine: Over any past five-year and ten-year stretch, stocks have increased 92% and 97% of the time, respectively. We think it’s foolish to bet against these odds.

Moreover, if you own a diversified group of durable growth companies (bought at reasonable prices) and maintain a long-term perspective, you can ignore any given year’s return. Focus instead on the earnings of your portfolio’s companies, which ultimately drive the share price.

Thank you for your continued trust and support. We remain resolute in our goal to protect and prudently grow your capital over the long term. We consider it both a serious responsibility and a great privilege.

Sincerely,

Steven G. Check	Ryan Kinney
Co-Portfolio Manager	Co-Portfolio Manager

2020 Annual Report 4

Blue Chip Investor Fund

PERFORMANCE INFORMATION (Unaudited)

12/31/2020 NAV $162.09

AVERAGE ANNUAL RATE OF RETURN (%) FOR THE PERIODS ENDED DECEMBER 31, 2020

	1 Year(A)	5 Year(A)	10 Year(A)
Blue Chip Investor Fund	-0.26%	7.54%	8.69%
S&P 500(B)	18.40%	15.22%	13.88%

The Fund’s total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the Prospectus dated May 1, 2020, was 1.40% (net of fee waivers or expense reimbursements it was 1.00%) . The Total Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Fund’s financial highlights because (a) the financial highlights include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in acquired funds, and (b) the gross expense ratio may fluctuate due to changes in net assets and actual expenses incurred during the reported period.

(A) The 1 Year, 5 Year and 10 Year returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions.

(B) The S&P 500 is a broad market-weighted average dominated by blue-chip stocks and is an unmanaged group of stocks whose composition is different from the Fund.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-877-59-FUNDS.

2020 Annual Report 5

Blue Chip Investor Fund

BLUE CHIP INVESTOR FUND by Sectors (Unaudited) (as a percentage of Common Stocks)

Proxy Voting Guidelines (Unaudited)

Check Capital Management, Inc., the Fund’s Advisor, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Advisor in fulfilling this responsibility is available without charge on the Fund’s website at www.bluechipinvestorfund.com. It is also included in the Fund’s Statement of Additional Information, which is available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent 12-month period ended June 30th is available without charge, upon request, by calling our toll free number(1-877-59-FUNDS). This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Quarterly Schedule of Investments (Unaudited)

The Fund publicly files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Form N-PORT is available on the SEC’s web site at http://www.sec.gov.

2020 Annual Report 6

Disclosure of Expenses (Unaudited)

     Shareholders of this Fund incur ongoing costs, including investment advisory fees and other Fund expenses. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on July 1, 2020 and held through December 31, 2020.

Actual Expenses

     The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

     The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

     Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as the annual maintenance fee charged to IRA accounts or exchange fees or the expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	July 1, 2020 to
	July 1, 2020	December 31, 2020	December 31, 2020

Actual	$1,000.00	$1,255.87	$5.67

Hypothetical	$1,000.00	$1,020.11	$5.08
(5% annual return
before expenses)

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00%, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

2020 Annual Report 7

Blue Chip Investor Fund
		Schedule of Investments
		December 31, 2020
Shares		Fair Value	% of Net Assets

COMMON STOCKS
Air Courier Services
7,000	FedEx Corporation	$1,817,340	5.02%
Asset Manager
70,500	Brookfield Asset Management Inc. Class A (Canada)	2,909,535	8.03%
Commercial Printing
19,700	Cimpress N.V. (Netherlands) *	1,728,478	4.77%
Consumer Finance
11,000	Alliance Data Systems Corporation	815,100	2.25%
Diversified Bank
30,000	Wells Fargo & Co.	905,400	2.50%
Diversified Companies
34	Berkshire Hathaway Inc. Class A * (a)	11,825,710	32.64%
Fire, Marine & Casualty Insurance
1,200	Markel Corporation *	1,239,960	3.42%
Grain Mill Products
12,400	Ingredion Incorporated	975,508	2.69%
Integrated Oil & Gas
40,000	Suncor Energy Inc. (Canada)	671,200	1.85%
Internet Content & Information
1,100	Alphabet Inc. - Class C *	1,927,068	5.32%
Motor Vehicles & Passenger Car Bodies
14,000	Oshkosh Corporation	1,204,980	3.33%
Retail - Apparel & Accessory Stores
110,000	Hanesbrands Inc.	1,603,800	4.43%
Retail - Auto Dealers & Gasoline Stations
20,000	CarMax, Inc. *	1,889,200	5.21%
Retail - Auto & Home Supply Stores
8,400	Advance Auto Parts, Inc.	1,323,084	3.65%
Retail - Eating Places
23,800	Restaurant Brands International Inc. (Canada)	1,454,418	4.01%
Services - Medical Laboratories
7,500	Quest Diagnostics Incorporated	893,775	2.47%
Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies
62,000	LKQ Corporation *	2,184,880	6.03%
Total for Common Stocks (Cost $25,891,501)		35,369,436	97.62%
Money Market Funds
588,149	Fidelity Investments Money Market Funds Government
	Portfolio Class I 0.01% **	588,149	1.62%
	(Cost - $588,149)
	Total Investments	35,957,585	99.24%
	(Cost - $26,479,650)
	Other Assets in Excess of Liabilities	276,733	0.76%
	Net Assets	$36,234,318	100.00%

* Non-Income Producing Securities. ** The yield rate shown represents the 7-day yield at December 31, 2020. (a) The company’s 2019 annual report is available at www.berkshirehathaway.com/reports.html.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 8

Blue Chip Investor Fund

Statement of Assets and Liabilities
December 31, 2020

Assets:
Investments at Fair Value	$35,957,585
(Cost - $26,479,650)
Cash	7,191
Dividends Receivable	22,415
Prepaid Expenses	5,513
Receivable for Shareholder Purchases	345,097
Total Assets	36,337,801
Liabilities:
Investment Advisory Fee Payable	16,067
Administration Fee Payable	2,000
Other Accrued Expenses	22,558
Payable for Shareholder Redemptions	62,858
Total Liabilities	103,483
Net Assets	$36,234,318
Net Assets Consist of:
Paid In Capital	$26,756,383
Total Distributable Earnings	9,477,935
Net Assets, for 223,539 Shares Outstanding	$36,234,318
(Unlimited shares authorized, without par value)
Net Asset Value, Offering Price and Redemption Price
Per Share ($36,234,318/223,539 shares)	$162.09

Statement of Operations
For the fiscal year ended December 31, 2020
Investment Income:
Dividends (Net of foreign withholding tax of $5,408)	$295,960
Total Investment Income	295,960
Expenses:
Investment Advisory Fees	325,955
Transfer Agent & Accounting Fees	42,746
Administration Fees	24,359
Audit & Tax Fees	18,500
Legal Fees	18,000
Registration Fees	17,575
Other Fees	8,935
Custody Fees	6,954
Trustee Fees	4,000
Printing and Postage Expense	636
Interest Expense	828
Insurance Expense	1,194
Total Expenses	469,682
Less: Advisory Fee Waiver	(142,899)
Net Expenses	326,783
Net Investment Loss	(30,823)
Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain on Investments	2,125,508
Net Change in Unrealized Appreciation on Investments	(2,679,031)
Net Realized and Unrealized Loss on Investments	(553,523)
Net Decrease in Net Assets from Operations	$(584,346)

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 9

Blue Chip Investor Fund

Statements of Changes in Net Assets
	1/1/2020	1/1/2019
	to	to
	12/31/2020	12/31/2019
From Operations:
Net Investment Income (Loss)	$(30,823)	$418,542
Net Realized Gain on Investments	2,125,508	47,915
Net Change in Unrealized Appreciation on Investments	(2,679,031)	6,474,132
Net Increase (Decrease) in Net Assets from Operations	(584,346)	6,940,589
From Distributions to Shareholders:	(2,144,863)	(469,723)
From Capital Share Transactions:
Proceeds From Sale of Shares	2,864,959	1,725,525
Shares Issued on Reinvestment of Dividends	2,144,863	469,723
Cost of Shares Redeemed	(4,628,973)	(3,794,388)
Net Increase (Decrease) from Shareholder Activity	380,849	(1,599,140)
Net Increase (Decrease) in Net Assets	(2,348,360)	4,871,726
Net Assets at Beginning of Period	38,582,678	33,710,952
Net Assets at End of Period	$36,234,318	$38,582,678

Share Transactions:
Issued	17,857	10,773
Reinvested	13,276	2,725
Redeemed	(30,885)	(23,210)
Net Increase (Decrease) in Shares	248	(9,712)
Shares Outstanding Beginning of Year	223,291	233,003
Shares Outstanding End of Year	223,539	223,291

Financial Highlights
Selected data for a share outstanding	1/1/2020		1/1/2019		1/1/2018		1/1/2017	1/1/2016
throughout the period:	to		to		to		to	to
	12/31/2020		12/31/2019		12/31/2018		12/31/2017	12/31/2016
Net Asset Value -
Beginning of Period	$172.79		$144.68		$180.09		$160.82	$143.92
Net Investment Income (Loss) (a)	(0.14)		1.83		(0.11)		(0.17)	0.50
Net Gains or (Losses) on Investments
(realized and unrealized) (b)	(0.34)		28.41		(27.23)		29.97	26.33
Total from Investment Operations	(0.48)		30.24		(27.34)		29.80	26.83

Distributions (From Net Investment Income)	(0.09)		(1.91)		0.00		(0.08)	(0.44)
Distributions (From Capital Gains)	(10.13)		(0.22)		(8.07)		(10.45)	(9.49)
Total Distributions	(10.22)		(2.13)		(8.07)		(10.53)	(9.93)
Net Asset Value -
End of Period	$162.09		$172.79		$144.68		$180.09	$160.82
Total Return (c)	(0.26)%		20.91%		(15.15)%		18.50%	18.63%
Ratios/Supplemental Data
Net Assets - End of Year (Thousands)	$36,234		$38,583		$33,711		$40,076	$32,349
Before Reimbursement
Ratio of Expenses to Average Net Assets	1.44%		1.40%		1.54%		1.35%	1.43%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.53%		0.73%		-0.45%		-0.45%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets	1.00%	(d)	1.00%	(d)	1.16%	(d)	1.00%	1.00%
Ratio of Net Investment Income (Loss) to
Average Net Assets	-0.09%	(d)	1.14%	(d)	-0.06%	(d)	-0.10%	0.32%
Portfolio Turnover Rate	21.80%		14.89%		26.80%		24.16%	20.72%

(a) Per share amounts calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of all dividends and distributions.
(d) The ratio of expenses to average net assets includes interest expenses. The after reimbursement ratio of expense excluding interest expense was 1.00%, 1.00% and 1.00% for 2018, 2019 and 2020, respectively. The after reimbursement ratio of net invest-
ment income (loss) excluding interest expense is 0.10%, 1.14% and -0.09% for 2018, 2019 and 2020, respectively.

The accompanying notes are an integral part of these financial statements.

2020 Annual Report 10

NOTES TO FINANCIAL STATEMENTS
BLUE CHIP INVESTOR FUND
December 31, 2020

1.) ORGANIZATION
Blue Chip Investor Fund (the “Fund”) is a non-diversified series of the Blue Chip Investor Funds (the “Trust”), formerly Premier Funds. The Trust is an open-end investment company. The Trust was organized in Ohio as a business trust on November 1, 2001 and may offer shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. The Fund commenced operations on January 1, 2002. At present, the Fund is the only series authorized by the Trust. The Fund’s investment objective is to seek long-term growth of capital. The Advisor to the Fund is Check Capital Management, Inc. (the “Advisor”).

2.) SIGNIFICANT ACCOUNTING POLICIES
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services - Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Fund follows the significant accounting policies described in this section.

SECURITY VALUATION
All investments in securities are recorded at their estimated fair value, as described in Note 3.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the fiscal year ended December 31, 2020, the Fund did not incur any interest or penalties.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (the “Exchange”) (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expenses or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund.

USE OF ESTIMATES
The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

2020 Annual Report 11

Notes to Financial Statements - continued

OTHER
The Fund records security transactions based on trade date. Dividend income is recognized on the ex-dividend date. Interest income and interest expense, if any, are recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on sale of investment securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and regulations.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available. The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor believes such prices accurately reflect the fair value of such securities. Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price. Generally, if the security is traded in an active market and is valued at the last sale price, the security is categorized as a level 1 security, and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a level 2 security. When market quotations are not readily available, when the Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted securities are being valued, such securities are valued as determined in good faith by the Advisor, subject to review of the Board of Trustees (the “Trustees” or the “Board”) and are categorized in level 2 or level 3, when appropriate.

Money market funds. Money market funds are valued at net asset value provided by the underlying fund and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Advisor is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Advisor would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

2020 Annual Report 12

Notes to Financial Statements - continued

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of December 31, 2020:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$35,369,436	$0	$0	$35,369,436
Money Market Funds	588,149	0	0	588,149
Total	$35,957,585	$0	$0	$35,957,585

The Fund did not hold any level 3 assets during the fiscal year ended December 31, 2020.

The Fund did not invest in any derivative instruments during the fiscal year ended December 31, 2020.

4.) INVESTMENT ADVISORY AGREEMENT
The Fund has entered into an investment advisory agreement (the “Management Agreement”) with the Advisor, Check Capital Management, Inc. Under the terms of the Management Agreement, the Advisor manages the investment portfolio of the Fund, subject to policies adopted by the Trustees. Under the Management Agreement, the Advisor, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Advisor also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Advisor receives an annual investment management fee from the Fund of 1.00% of the average daily net assets of the Fund which is payable monthly. As a result of the above calculation, for the fiscal year ended December 31, 2020, the Advisor earned management fees totaling $325,955, before the waiver of fees and/or reimbursement of expenses described below. Effective May 1, 2014, the Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses of the Fund (excluding brokerage fees, commissions, interest and other borrowing expenses, taxes, extraordinary expenses and the indirect costs of investing in acquired funds) at 1.00% of its average daily net assets through April 30, 2021. There are no provisions for recoupment for any of the contractual waivers entered into by the Advisor. The Advisor waived and/or reimbursed expenses of $142,899 for the fiscal year ended December 31, 2020. At December 31, 2020, the Fund owed the Advisor $16,067.

5.) RELATED PARTY TRANSACTIONS
The Fund has entered into an administration servicing agreement with Premier Fund Solutions, Inc. (the “Administrator”). The Fund pays 0.07% on the first $200 million of assets, 0.05% on the next $500 million of assets and 0.03% on assets above $500 million subject to a minimum monthly fee of $2,000. The Fund also pays all out-of-pocket expenses directly attributable to the Fund. Jeffrey R. Provence of the Administrator is also an Officer and Trustee of the Fund. For the fiscal year ended December 31, 2020, the Administrator earned $24,359. At December 31, 2020, the Fund owed the Administrator $2,000.

6.) PURCHASES AND SALES OF SECURITIES
For the fiscal year ended December 31, 2020, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $6,966,621 and $7,257,301, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

7.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2020, Charles Schwab & Co. Inc., located at 101 Montgomery Street, San Francisco, California, held for the benefit of others, in aggregate, 63.27% of the Fund, and thus may be deemed to control the Fund. Also, National Financial Services, LLC, located at 200 Liberty Street, New York, New York, held for the benefit of others, in aggregate, 35.48% of the Fund, and thus may be deemed to control the Fund.

8.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at December 31, 2020 was $26,479,650. At December 31, 2020, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation
$13,409,504	($3,931,569)	$9,477,935

As of December 31, 2020, there were no differences between book basis and tax basis.

The tax character of distributions paid during fiscal years 2020 and 2019 was as follows:

2020 Annual Report 13

Notes to Financial Statements - continued

	2020	2019
Ordinary Income	$ 19,355	$ 466,428
Long-term Capital Gains	2,125,508	3,295
	$ 2,144,863	$ 469,723

As of December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Unrealized Appreciation	$ 9,477,395
$ 9,477,395

As of December 31, 2020, total distributable earnings was increased by $30,823 and paid in capital was decreased by $30,823. The adjustment was primarily related to the reclassification of net operating loss.

9.) LOAN AGREEMENT
A loan agreement, subject to certain covenants and restrictions, is in place between the Fund and its custodian, U.S. Bank, N.A. The Fund may seek to obtain loans for the purpose of funding redemptions or purchasing securities up to the lesser of $8,500,000 or the maximum amount that the Fund is permitted to borrow under the Investment Company Act of 1940 using the securities in its portfolio as collateral and allowing U.S. Bank, N.A. the right to setoff to those securities. The maximum interest rate of such loans is set at a rate per annum equal to U.S. Bank’s prime–lending rate (which was 3.25% as of December 31, 2020) less 0.50% . During the fiscal year ended December 31, 2020, the Fund had an average loan balance of $28,279 and paid an average interest rate of 2.99% . Additionally, the maximum borrowing during the period was $250,000. Additionally, as of December 31, 2020 there was no outstanding loan balance. No compensating balances are required. The loan matured on February 7, 2021. The loan was renewed through February 6, 2022.

10.) CONCENTRATION OF SECTOR RISK
If a Fund has significant investments in the securities of issuers in industries within a particular sector, any development affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. In addition, this may increase the risk of loss of an investment in the Fund and increase the volatility of the Fund’s NAV per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio will be adversely affected. As of December 31, 2020, the Fund had 32.64% of the value of its net assets invested in stocks within the Diversified Companies sector.

11.) COVID-19 RISKS
Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty. The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

12.) SUBSEQUENT EVENTS
Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment to or disclosure in the financial statements, except as disclosed in Note 9.

2020 Annual Report 14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Blue Chip Investor Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Blue Chip Investor Fund (the “Fund”) as of December 31, 2020, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the related notes, and the financial highlights for each of the five years in the period then ended (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2004.

COHEN & COMPANY, LTD.
Cleveland, Ohio
February 19, 2021

2020 Annual Report 15

ADDITIONAL INFORMATION December 31, 2020 (UNAUDITED)

1.) APPROVAL OF INVESTMENT ADVISORY AGREEMENT
On December 7, 2020 the Board of Trustees (the “Board” or the “Trustees”) considered the renewal of the Management Agreement (the “Agreement”) between the Advisor and the Trust, on behalf of the Fund. The Board reviewed the memorandum provided by legal counsel, noting that, in consideration of the continuance of the management agreement, the Board should review as much information as is reasonably necessary to evaluate the terms of the contract and determine whether it is fair to the Fund and its shareholders. The Board also reviewed the information provided by the Advisor to the Trustees for evaluation of continuance of the Agreement.

In renewing the Management Agreement, the Board of Trustees received material from the Advisor (the “Report”) addressing the following factors: (i) the investment performance of the Fund and the Advisor; (ii) the nature, extent and quality of the services provided by the investment Advisor to the Fund; (iii) the cost of the services to be provided and the profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale will be realized as the fund grows; and (v) whether the fee levels reflect these economies of scale to the benefit of shareholders.

As to the performance of the Fund, the Report included information regarding the performance of the Fund compared to a group of funds of similar size, style and objective (the “Peer Group”) as well as the Morningstar category average for the Fund. The Report also included comparative performance information for other accounts managed by the Advisor and the Fund’s benchmark index, the S&P 500® Index (the “Index”), and the Peer Group for the period ended September 30, 2020. The data showed that the Fund lagged the Index for the one, three, five and ten year periods. The data also showed that the Fund’s performance was below the category average and Peer Group for the one, three, five and ten year periods, but within the performance range of the category and Peer Group. The Trustees reviewed the information and concluded that the Fund’s performance was acceptable when viewed from a long-term perspective.

As for the nature, extent and quality of the services provided by the Advisor, the Trustees discussed the Advisor’s experience and capabilities. The representatives of the Advisor reviewed and discussed with the Board the Advisor’s Form ADV and the 17j-1 certifications. They summarized the information provided in the Report regarding matters such as the Advisor’s financial condition and investment personnel. The Trustees noted that while the Advisor employs a line of credit, it did not represent excessive leverage. They also discussed each portfolio manager’s background and investment management experience. Furthermore, they reviewed the Advisor’s financial information and discussed the firm’s ability to meet its obligations under the Agreement. The Board concluded that the nature and extent of the services provided by the Advisor were consistent with their expectations, that they were satisfied with the quality of services provided by the Advisor, and that the Advisor has the resources to meet its obligations under the Agreement. They noted that both the portfolio management and the Chief Compliance Officer services were acceptable.

As to the fee charged and costs of the services provided, the Board reviewed the fees under the Agreement compared to the Peer Group, the Fund’s category average and fees charged to other clients of the Advisor. The Board noted that the current net expense ratio was below the Peer Group and the above the category average. The Board noted that the advisory fee was similar to that charged to other clients of the Advisor, although not directly comparable because of the greater regulatory demands of the Fund on the Advisor. The Board concluded that the advisory fee, which was within the range of fees charged for the Peer Group and category, was reasonable, particularly in light of the Fund’s size and the net management fees received after waivers. The Board also reviewed a profit and loss analysis prepared by the Advisor that analyzed the expenses incurred by the Advisor in managing the Fund and the total revenue derived by the Advisor from the Fund. The Trustees noted that the Advisor did not utilize an affiliated broker and received no soft dollar benefits. The Trustees concluded that the Advisor was not overly profitable.

As to the economies of scale, it was noted that the Advisor capped the Fund’s expenses during the period, excluding certain expenses, and will cap the Fund’s expenses for an additional one year period. The Trustees also noted they will revisit the issue of economies of scale as Fund assets grow. Next, the Independent Trustees met in executive session to discuss the continuation of the Agreement. The Officers of the Trust were excused during this discussion.

2020 Annual Report 16

Additional Information (Unaudited) - continued

Upon reconvening the meeting, it was the consensus of the Trustees, including the disinterested Trustees, that renewal of the Management Agreement would be in the best interests of the Fund and the shareholders.

2.) LIQUIDITY RISK MANAGEMENT PROGRAM
The Fund has adopted and implemented a written liquidity risk management program as required by Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act. The program is reasonably designed to assess and manage the Fund’s liquidity risk, taking into consideration, among other factors, the Fund’s investment strategies and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources.

During the fiscal year ended December 31, 2020, the Board and the Trust’s Liquidity Program Administrator reviewed a report from the Liquidity Program Administrator and reviewed the Fund’s investments and they determined that the Fund held adequate levels of cash and highly liquid investments to meet shareholder redemption activities in accordance with applicable requirements. Accordingly, the Board concluded that (i) the Fund’s liquidity risk management program is reasonably designed to prevent violations of the Liquidity Rule and (ii) the Fund’s liquidity risk management program has been effectively implemented.

2020 Annual Report 17

TRUSTEES AND OFFICERS (Unaudited)

The Board of Trustees supervises the business activities of the Trust. The names of the Trustees and executive officers of the Trust are shown below. Each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, is indicated by an asterisk. Each Trustee serves until the Trustee sooner dies, resigns, retires or is removed. Officers hold office for one year and until their respective successors are chosen and qualified.

The Trustees and Officers of the Trust and their principal business activities during the past five years are:

Interested Trustees and Officers

Other
			Principal	Number of	Directorships
Name,	Position	Length of	Occupation(s)	Portfolios	Held By
Address,	with the	Time Served	During	Overseen	Trustee During
and Year of Birth	Trust		Past 5 Years	By Trustee	the
Past 5 Years

Ross C. Provence*, (1938)	President,	Since 2001	General Partner and Portfolio	1	PFS Funds
1939 Friendship Drive,	Trustee and		Manager for Value Trend Capital
Suite C, El Cajon,	Chairman		Management, LP (1995 to current).
California 92020			Estate planning attorney (1963 to
current).

Jeffrey R. Provence*,	Secretary,	Since 2001	CEO, Premier Fund Solutions, Inc.	1	PFS Funds,
(1969)	Treasurer		(2001-Present). General Partner and		Meeder Funds
1939 Friendship Drive,	and Trustee		Portfolio Manager for Value Trend
Suite C, El Cajon,			Capital Management, LP (1995 to
California 92020			current).

Jock Meeks, (1956)	Chief	Since 2004	Client Services Director for Check	N/A	N/A
575 Anton Blvd., Ste. 500	Compliance		Capital Management (2004 to cur-
Costa Mesa, CA 92626	Officer		rent).

* Ross C. Provence and Jeffrey R. Provence are considered “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940 due to their positions as officers of the Trust. Ross C. Provence is the father of Jeffrey R. Provence.

Independent Trustees

Other
			Principal		Directorships
Name,	Position	Length of	Occupation(s)	Number of	Held By
Address,	with the	Time Served	During	Portfolios	Trustee During
and Year of Birth	Trust		Past 5 Years	Overseen	the
				By Trustee	Past 5 Years

Allen C. Brown, (1943)	Independent	Since 2001	Law Office of Allen C. Brown,	1	PFS Funds
222 West Madison Ave.,	Trustee		Estate planning and business
El Cajon, California 92020			attorney (1970 to current).

George Cossolias,	Independent	Since 2001	Partner of CWDL, CPAs (February	1	PFS Funds,
CPA, (1935)	Trustee		1, 2014 to current). Owner of		Neiman Funds
5151 Murphy Canyon			George Cossolias & Company,
Road, Suite 135,			CPAs (1972 to January 31, 2014).
San Diego, CA 92123			President of Lubrication Specialists,
Inc. (1996 to current).

     The Statement of Additional Information contains additional and more detailed information about the Trustees and is available without charge by calling the transfer agent at 1-877-59-FUNDS.

2020 Annual Report 18

Board of Trustees
George Cossolias, CPA
Allen C. Brown
Ross C. Provence
Jeffrey R. Provence

Investment Advisor
Check Capital Management Inc.
575 Anton Boulevard, Suite 500
Costa Mesa, CA 92626-7169

Counsel
Thompson Hine LLP
312 Walnut Street, 14th Floor
Cincinnati, OH 45202

Custodian
U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45201

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services
8000 Town Centre Dr., Suite 400
Broadview Heights, OH 44147

Fund Administrator
Premier Fund Solutions, Inc.
1939 Friendship Drive, Suite C
El Cajon, CA 92020

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Ave., Suite 800
Cleveland, OH 44115

This report is provided for the general information of the shareholders of the Blue Chip
Investor Fund. This report is not intended for distribution to prospective investors in the
Fund, unless preceded or accompanied by an effective prospectus.

BLUE CHIP INVESTOR FUND 575 Anton Boulevard, Suite 500 Costa Mesa, California 92626

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that George Cossolias is an audit committee finical expert. Mr. Cossolias is independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a-d) The following table details the aggregate fees billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant to the registrant. The principal accountant has provided no services to the adviser or any entity controlled by, or under common control with the adviser that provides ongoing services to the registrant.

	FYE 12/31/2020	FYE 12/31/2019
Audit Fees	$14,750	$14,750
Audit-Related Fees	$0	$0
Tax Fees	$3,000	$3,000
All Other Fees	$750	$750

Nature of Tax Fees: preparation of Excise Tax Statement and 1120 RIC.
All Other Fees: Semi-Annual Report Review

(e) (1) The audit committee approves all audit and non-audit related services and, therefore, has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(e) (2) None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the aggregate non-audit fees billed by the registrant’s principal accountant for services to the registrant , the registrant’s investment adviser (not sub-adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant, for the last two years.

Non-Audit Fees	FYE 12/31/2020	FYE 12/31/2019
Registrant	$3,750	$3,750
Registrant’s Investment Adviser	$0	$0

(h) The principal accountant provided no services to the investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Investments.

(a) Not applicable. Schedule filed with Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. Not applicable.

Item 8. Portfolio Managers of Closed End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a -3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a -3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a -15(b) or 240.15d -15(b)).

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a -3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Blue Chip Investor Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/23/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 2/23/2021

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 2/23/2021